Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ZymoGenetics, Inc. (the “Company”) on Form 10-K, as amended, for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 17, 2003

/s/ BRUCE L.A. CARTER
Bruce L.A. Carter Chief Executive Officer

/s/ JAMES A. JOHNSON
James A. Johnson Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ZymoGenetics, Inc. and will be retained by ZymoGenetics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.